Corporate Presentation March 2008 Corporate Presentation March 2008 Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
This presentation contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ significantly from those projected. Material factors that may cause results to differ from the statements made include delays, setbacks or losses relating to our intellectual property or intellectual property litigations, or any invalidation or limitation of our key patents; fluctuations in our operating results due to the timing of new license agreements and royalties, or due to legal costs; changes in patent laws, regulation or enforcement, or other factors that might affect our ability to protect our intellectual property; the risk of a decline in demand for semiconductor products; failure by the industry to adopt our technologies; competing technologies; the future expiration of our patents;
the future expiration of our license agreements and the cessation of related royalty income; the failure or refusal of licensees to pay royalties; failure to achieve the growth prospects and synergies expected from acquisition transactions; and delays and challenges associated with integrating acquired companies with our existing businesses. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this release. Tessera's filings with the Securities and Exchange Commission, including its Annual
Report on Form 10-K for the year ended December 31, 2007, include more information about factors that could affect the company's financial results.

Tessera Overview
Tessera Overview
Leading provider of enabling technologies for wireless, consumer and computing electronic products
– Chip packaging
– Interconnect and substrates
– Consumer optics
Compelling value proposition
– Faster time to market with new technologies
– Lowers industry R&D risk & expense
– Facilitates broad adoption that reduces cost

Technology Licensing Model
Technology Licensing Model
25
$40
$57
$100
$159
9
$13
$17
$26
$35
3
$20
$21
$83
$2
2003 2004 2005 2006 2007
Past Production Payments
Products and Services
Royalties and License Fees
58%
CAGR
$95
$73
$37
$209
$196
25
$40
$57
$100
$159
9
$13
$17
$26
$35
3
$20
$21
$83
$2
2003 2004 2005 2006 2007
Past Production Payments
Products and Services
Royalties and License Fees
58%
CAGR
$95
$73
$37
$209
$196
Semiconductor Packaging
Interconnect
Consumer Optics
Revenue Model
Products
&
Services
20%
Royalties
80%
Annual Revenues

5 Growing Licensing Program Growing Licensing Program

CSP Revolutionizes Packaging
CSP Revolutionizes Packaging
Higher chip performance requirements create thermal
cycling stress
Tessera CSP’s flexible substrate greatly improves
reliability, and enables significant reduction in form factor
Industry invests heavily in CSP packaging
TSOP CSP

7 Enabling New Devices Enabling New Devices Wireless Phones Consumer Products Computers Over 15 Billion Units Shipped Over 15 Billion Units Shipped End Devices 1980’s End Devices 2000’s

DRAM Unit Growth and Market Share
DRAM Unit Growth and Market Share
Source: Gartner Dataquest
DRAM Licensees
(as percent of total DRAM market)
Others
~75%
Licensed
Unlicensed
Subcontractors
& IDMs
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2004 2005 2006 2007 2008 2009 2010
Other
DDR3
DDR2
2011
DRAM Unit Composition Breakout
by DDR2, DDR3, Other

Wireless Growth in CSP Units and Content
Wireless Growth in CSP Units and Content
Mobile Phone Market
Source: Gartner Dataquest, Tessera
0
200
400
600
800
1,000
1,200
1,400
2005 2006 2007 2008 2009 2010
Basic Phones
Enhanced Phones
Smartphones

Enforcement Update
ITC Wireless Case (#605)
– Hearing stayed on February 26, 2008 pending PTO
– Tessera appealed; ITC to decide if to review appeal by March 27, 2008
– Respondents:  Qualcomm, Freescale, Motorola, ST Micro, Spansion, ATI
Amkor (Wireless)
– Arbitration hearing scheduled for March 31, 2008 (stay request denied)
ITC DRAM Case (#630)
– ITC investigation instituted 1/6/08
– Timetable outlined; trial is targeted no later than September 2008
– A-DATA, Acer, Centon, Elpida, Kingston, Nanya, Powerchip, Promos,
Ramaxel, SMART, TwinMOS
Northern California Wireless Case
– Case stayed (placed on pause) pending outcome of ITC action
– AMD, ASE, Spansion, SPIL, STATS ChipPAC, ChipMOS, ST Micro
Patent & Trademark Office (PTO)
– Non-final office actions issued on several key patents
– Tessera responding; process ongoing

1Request for Reexamination filed (1.913)

Notice of request published in O.G. (1.904)

No

3PR may petition to review for presence of substantial new question (1.927)

Yes

No; reexam/is denied

Substantial New Question? (1.923)

Yes

2 Reexam. Is Concluded

Petition Denied

TC/CRU Director Decides Petition

Petition Granted

Reexamination ordered (1.931) and Initial Office action issued (1.935)

3Patent owner Response (1.945)

No Patent Owner Response

43rd Party comments (1.947) (30 days from date of service of pat. Owner response)

Office action issued

Action does not close prosecution

5Action closing prosecution (ACP);

sets time for response (1.949)

No Response

6Pat. Owner comments/amendment (1.951(a))

73rd Party Responding comments (1.951(b)) (30 days from date of service of pat. Owner response)

8Examiner considers comments (1.953)

Examiner reopens prosecution Y

N

9Examiner issuer Right of Appeal Notice (1.953) (Final Office action)

9 Right of Appear Notice (1.953) [sets time for response 30 days/one month]

10 Either or both parties may file a Notice of Appeal (41.61(a))

11 If a party does not file a notice of appeal and his/her opponent does, the party may file a Notice of Cross Appeal (14 days after service of opponent’s Notice of Appeal) (41.6(b))

12 If 3PR files a notice of appeal or cross appeal, 3PR brief is due 2 months from last-filed notice of appeal or cross appeal (41.66(a) & 41.67)

12 If patent owner files notice of appeal or cross appeal, patent owner brief is due 2 months from last-filed notice of appeal or cross appeal (41.66(a) & 41.67)

13 Patent owner respondent brief is due 1 month from service of 3PR brief (41.66(b) & 41.68)

13 3PR respondent brief is due 1 month from service of patent owner brief (41.66(b) & 41.68)

If examiner changes position on any rejection or finding of patentability, prosecution must be reopened

14 Examiner’s Answer (41.66(c) & 41.69)

No change in examiner’s position

15 3PR appellant may file rebuttal brief within 1 month of Examiners Answer (41.71)

15 Patent Owner appellant may file rebuttal brief within 1 month of Examiner’s Answer (41.71)

16 Board Decision (see next 2 Flow Charts)

Board Decision

(41.77(a)) - affirm and/or reverse

(41.77(b)) - new ground of rejection

16

17Patent Owner and/or 3rd party Requester Appeal to Federal Circuit (1.983(a))

Appeal(s) to Fed. Circuit

Options

In the USPTO

18Patent Owner amendment and/or showing (41.77(b)(1))

193rd party Requester comments (41.77)(c))

20Examiner’s Determination (41.77(d))

Patent Owner and/or 3re Party Requester Request for Rehearing (41.79(a) or (d))

23Opposing Comments (41.79(c))

24

25

Board Decision (41.79(c)) is the 41.79(d) Bd. Decision. In affect, a new Bd decision?

26

Patent Owner and/or 3rd party Requester Appeal to Federal Circuit (1.983(a))

Pat. Owner comments

21

(41.77(e))

3rd Party Requester Reply

3re Party Requester comments

Patent Owner Reply

Reexamination proceeding returned to Board

22

Board Decision (41.77(f))

InterPartes Reexamination Data
Request
for
reexam-
ination
Reexam
ordered
Reexam
request
rejected
Non-final
action
Action
closing
prosecution
(ACP)
Right of
appeal
notice
Appeal to
BPAI
Appeal to
Federal
Circuit
Reexam
certificate
issued
363
17
9
1 7
8 – Patent holder did not
respond to non-final
office action
1 – Patent holder
disclaimed patent
5 – Patent holder did not
appeal
1 – Patent holder appealed
but did not submit brief
1 – Requestor did not appeal
Patent holder
did not
respond to
ACP
3
The only three appeals receiving a decision
by the BPAI have been remanded to the
examiner for further consideration
0
No InterPartes re-exam has ever gone to Circuit Court appeal and had a
Re-examination Certificate Issued
There is no evidence about the survival rates of patent claims in
InterPartes Re-examination beyond the ACP

All 17 Patents Receiving a Reexamination Certificate after InterPartes Reexamination
Reexam
Control # Patent # Litigation history
’427
‘102
‘486
‘481
‘031
‘920
‘102
‘872
‘378
‘297
‘401
‘336
‘477
‘126
‘729
‘906
‘285
001
002
004
013
024
026
027
037
040
041
047
095
111
117
131
176
208
None
None
None
None
One case in EDTX – “Dismissed without Prejudice” before Markman
None
None
None
None
None
None
None
None
None
None
None
One case in Central California – Sent to mediation, no Markman
Reexaminations vs. Tessera’s Patent

Tessera Litigation Detail
Patent
ITC Sharp
337-TA-432
Filed
3/28/2000
TI
N.D. CA
Filed
6/14/2000
Samsung
N.D. CA
Filed
2/18/2003
Micron & IFX
E.D. TX
Filed 3/1/2005
AMD,
Spansion, et al
N.D. C.A. Filed
10/07/2005
ITC Wireless
337-TA-605
Filed
4/17/2007
ITC DRAM
337-TA-630
Filed
12/7/2007 Reexam Type
USPTO Actions
as of 3/21/08
5,852,326 Yes Yes Yes Yes Yes Yes No Ex Partes 1st office action
6,433,419 No No Yes Yes Yes Yes No Inter Partes 2nd office action
5,663,106 No No No No No No Yes N/A N/A
6,458,681 No No No No No No Yes N/A N/A
5,679,977 Yes Yes Yes Yes Yes No Yes Ex Partes None
6,133,627
No No
Yes Yes
Yes No
Yes
Ex Partes 1st office action
6,465,893 No No Yes Yes Yes No No Inter Partes 2nd office action
5,861,666
No No No No No No No Ex Partes 1st office action
Patent Validity
Challenged
Yes Yes Yes Yes
Claims
Construction
Ruling
Yes Yes Yes Yes
Court Findings
Patents are
valid, infringed
and a
paradigm shift.
Patents are not
invalid.
Patent claims
not limited in
scope as
Samsung
suggested.
Micron & IFX
took license
following
Claims
construction
Tessera agreed
to stay case
pending
outcome of ITC
'605 case
Yes Yes Yes Yes Stayed Pending Set for Sept.
22, 2008
CASE REEXAM Related
License
Patent
Patents Asserted
Case Results

15 Our Consumer Optics Portfolio Our Consumer Optics Portfolio Wafer-Level Packaging Smart Optics Wafer-Level Optics Smart Imaging Image Enhancement Technologies

Convergence of Smart & Hard Optics
Convergence of Smart & Hard Optics
Camera Phone
Digital Still Camera
DSC Camera
Camera Phone
Notebook
Security
Automotive
Toys
VGA 1.3 2 3 5MPix
Zoom  Auto-Focus
2 4 8 16MPix
Red Eye  Zoom
Auto-Focus   Anti-Shake
Space Tracking
Smart Imaging
& Optics
Auto-Focus
Zoom
Anti-Shake
Red Eye
Low-light Lens
Face Tracking
Smile Detection
Lens Technology
& Hard Optics

Consumer Optics Opportunity
Consumer Optics Opportunity
Image Sensor Market
0
200
400
600
800
1,000
1,200
1,400
2006 2007 2008 2009 2010
Source: TSR, Tessera
Camera Phone
PC camera
Digital Camera
1,600
Image
Sensor
Wafer
Lenses &
Filters
Digital
Optics
Shellcase
Eyesquad &
FotoNation
Smart Optics

Financial Results & Guidance
**
Excludes Stock Based Compensation and Deal Amortization
* Full year 2007 guidance assumes no settlements, license fees, or associated past production payments related to the company’s current litigation efforts.
Non-
GAAP
Q107 Q207 Q307 Q407 Q108
Actual Actual Actual Actual
Guidance*
Revenue 46.8 46.7 49.2 53.0
Royalties & License Fees 35.7 36.3 41.4 45.5
Cost of Revenue** 3.7 4.4 2.8 2.9
R&D** 7.2 7.0 7.9 8.4
SG&A** 8.7 9.3 9.2 10.7
Litigation 4.7 4.5 5.0 8.2
Total Operating Expense** 24.3 25.2 24.9 30.2
Net Income 24.5 21.8 25.1 25.1
Non-GAAP EPS 0.51 0.45 0.51 0.51
Free Cash Flow per Share*** 0.53 0.49 0.56 0.37
Deal Amortization 1.3 1.9 1.9 1.9
Stock-based Compensation 3.7 5.1 4.4 4.9
GAAP Tax 45% 43% 47% 33%
GAAP Net Income 11.1 9.9 11.2 13.0
GAAP EPS 0.23 0.20 0.23 0.27
($ million)
55 - 57
47 - 49
10- 15
25.5
2.5
5.0
43%
**
Excludes Stock Based Compensation and Deal Amortization
* Full year 2007 guidance assumes no settlements, license fees, or associated past production payments related to the company’s current litigation efforts.
**
Excludes Stock Based Compensation and Deal Amortization
* Full year 2007 guidance assumes no settlements, license fees, or associated past production payments related to the company’s current litigation efforts.
Non-
GAAP
Q107 Q207 Q307 Q407 Q108
Actual Actual Actual Actual
Guidance*
Revenue 46.8 46.7 49.2 53.0
Royalties & License Fees 35.7 36.3 41.4 45.5
Cost of Revenue** 3.7 4.4 2.8 2.9
R&D** 7.2 7.0 7.9 8.4
SG&A** 8.7 9.3 9.2 10.7
Litigation 4.7 4.5 5.0 8.2
Total Operating Expense** 24.3 25.2 24.9 30.2
Net Income 24.5 21.8 25.1 25.1
Non-GAAP EPS 0.51 0.45 0.51 0.51
Free Cash Flow per Share*** 0.53 0.49 0.56 0.37
Deal Amortization 1.3 1.9 1.9 1.9
Stock-based Compensation 3.7 5.1 4.4 4.9
GAAP Tax 45% 43% 47% 33%
GAAP Net Income 11.1 9.9 11.2 13.0
GAAP EPS 0.23 0.20 0.23 0.27
($ million)
55 - 57
47 - 49
10- 15
25.5
2.5
5.0
43%
*** Free Cash Flow per Share is defined as Operating Cash Flow less Capital Expenditures, which have historically ranged between $2 million to $2.5 million per quarter.

Thank you Thank you